                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms12                               WEIGHTED AVERAGE PC RATE:    6.63583%
POOL NUMBER:  Group 1 = 1779, 1780, 1781
____________________________________________________________________________________________

ISSUE DATE:  10/31/2001
CERTIFICATE BALANCE AT ISSUE:    $538,248,701.61

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     288                         $113,996,801.42
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $174,969.61
Unscheduled Principal Collection/Reversals                            $23,480.55
Liquidations-in-full                                      39      $17,070,064.10
Net principal Distributed                                         $17,268,514.26    ($17,268,514.26)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        249                          $96,728,287.16

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $690,004.96

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $60,290.44

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $17,898,228.78

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms12                               WEIGHTED AVERAGE PC RATE:    6.63583%
POOL NUMBER:  Group 1 = 1779, 1780, 1781
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $17,268,514.26       $629,714.52             $0.00       $629,714.52             $0.00    $17,898,228.78

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,382,487.00             $0.00             $0.00             $0.00     $5,382,487.00
Bankruptcy Bond
   Single-Units           $212,503.00             $0.00             $0.00             $0.00       $212,503.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $5,382,487.00             $0.00             $0.00             $0.00     $5,382,487.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $702,542.95         2        $725,747.35         1        $318,522.74

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2      $1,266,480.77         1        $490,228.18

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 07/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $8,349,351.61
                CB2                $3,131,007.55
                CB3                $2,348,255.68
                CB4                $1,304,586.48
                CB5                  $782,751.89
                CB6                $1,043,670.18
                              __________________
                Total             $16,959,623.39
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-ms12              POOL NUMBER:  Group 1 = 1779, 1780, 1781

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $96,728,287.16**        $3,503,521.99***          $702,542.95***
Number:                         1244                      8                       2
% of Pool:                    100.00%                  3.62%                   0.73%
(Dollars)
% of Pool:                    100.00%                  0.64%                   0.16%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $725,747.35***          $318,522.74***        $1,266,480.77***
Number:                           2                       1                       2
% of Pool:                    0.75%                    0.33%                   1.31%
(Dollars)
% of Pool:                    0.16%                    0.08%                   0.16%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $490,228.18***
Number:                           1
% of Pool:                     0.51%
(Dollars)
% of Pool:                     0.08%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.17970928.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.